UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 12, 2025
 _____________________
PALO ALTO NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Tannery Way
Santa Clara, California 95054
(Address of principal executive office, including zip code)
(408) 753-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Appointment of New Director
On February 12, 2025, the Board of Directors (the “Board”) of Palo Alto Networks, Inc., a Delaware corporation (the “Company”), appointed Helle Thorning-Schmidt and Ralph Hamers to the Board, each to serve as Class II directors whose terms expire at the Company’s annual meeting of shareholders to be held in 2025. In addition, the Board appointed Ms. Thorning-Schmidt to the Governance and Sustainability Committee and the Security Committee of the Board, and appointed Mr. Hamers to the Audit Committee and the Security Committee of the Board.
Ms. Thorning-Schmidt, aged 58, served as the Chief Executive of Save the Children International from April 2016 to June 2019. She previously served as a Member of Danish Parliament and the leader of the Social Democratic Party in Denmark from 2005 to 2015 and as the Prime Minister of Denmark from 2011 to 2015. She currently serves as a board member of a number of companies, including Vestas Wind Systems A/S, a Danish wind turbine manufacturer and leader in sustainable energy, since 2019, and Neurons Inc. ApS, a Danish consumer neuroscience company, since 2023. Ms. Thorning-Schmidt has also served as Co-Chair of The Oversight Board, a precedent-setting content moderation body established by Meta Platforms, Inc., since 2020, and the advisory board of Vista Equity Partners Management, LLC, an American investment firm, since January 2022. Ms. Thorning-Schmidt holds a Master’s Degree in Political Science from the University of Copenhagen and a Master’s Degree in European Studies from the College of Europe in Bruges.
Mr. Hamers, aged 58, served as Chief Executive Officer of Swiss bank UBS Group AG from September 2020 to April 2023 and subsequently as a Senior Advisor to the CEO from April 2023 to September 2023. He previously served as Chief Executive Officer of Dutch bank ING Group from October 2013 to June 2020. Mr. Hamers served as a board member for the Institute of International Finance, a trade group for the global financial services industry, from 2013 to 2023. Mr. Hamers holds a Master’s of Science Degree in Business Econometrics & Operations Research from Tilburg University.
Ms. Thorning-Schmidt and Mr. Hamers each received offer letters from the Company substantially in the form previously filed by the Company (see Exhibit 10.31 to our Annual Report on Form 10-K for the fiscal year ended July 31, 2024, filed with the Securities and Exchange Commission on September 6, 2024). In connection with Ms. Thorning-Schmidt’s and Mr. Hamers’s appointments to the Board and in accordance with the Company’s Amended and Restated Outside Director Compensation Policy, Ms. Thorning-Schmidt and Mr. Hamers will receive an initial award of restricted stock units having a value of approximately $1,000,000, which is expected to be granted on or around March 10, 2025 (the “Grant Date”). These restricted stock units will vest over three years, with one-third of the shares subject to the award vesting on or around March 1, 2026, and the remaining shares vesting equally over the subsequent two years on a quarterly basis, in each case, subject to continued service on the Board on the applicable vesting date. In the event of a change of control, all shares subject to the awards would become fully vested and immediately exercisable. The restricted stock units are subject to the terms and conditions of the Company’s 2021 Equity Incentive Plan and its related grant agreements. In addition, the Company expects to grant an annual award of restricted stock units having a value in the amount provided by the Company’s Outside Director Compensation Policy to each of Ms. Thorning-Schmidt and Mr. Hamers on the date of each annual meeting of stockholders, beginning with the annual meeting of stockholders to be held in 2025, in each case, subject to their respective continued service on the Board and the terms of the Company’s Outside Director Compensation Policy. Each annual award of restricted stock units is expected to vest over one year on a quarterly basis. The Company will also reimburse each of Ms. Thorning-Schmidt and Mr. Hamers for all reasonable expenses in connection with their respective service to the Company.
Ms. Thorning-Schmidt and Mr. Hamers each executed indemnification agreements with the Company substantially in the form previously filed by the Company (see Exhibit 10.1 to our Annual Report on Form 10-K for the fiscal year ended July 31, 2024, filed with the Securities and Exchange Commission on September 6, 2024).
There is no arrangement or understanding between either Ms. Thorning-Schmidt or Mr. Hamers and any other persons pursuant to which they have been elected as directors.
Neither Ms. Thorning-Schmidt nor Mr. Hamers is a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
On February 13, 2025, the Company issued a press release announcing the appointment of Helle Thorning-Schmidt and Ralph Hamers as directors. The press release is attached herewith as Exhibit 99.1.
Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We use words such as “anticipates,” “believes,” “continue,” “estimate,” “expects,” “future,” “intends,” “may,” “plan,” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause actual results to differ materially from those expected or implied in any forward-looking statement include, but are not limited to those discussed in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) on November 21, 2024, which is available on our website at investors.paloaltonetworks.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other documents that we file with or furnish to the SEC from time to time. Unless otherwise provided herein, all statements in this filing are as of the date of this filing, and we do not assume any obligation to update forward-looking statements.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated as of February 13, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ BRUCE BYRD
Bruce Byrd
Executive Vice President, General Counsel and Secretary

Date: February 13, 2025